DELAWARE GROUP INCOME FUNDS

Delaware Delchester Fund

Supplement to the Fund's
Institutional Class Prospectus
dated September 30, 2004

The following replaces the information on page 4 of the Fund's Prospectus titled "What are the Fund's fees and expenses?":

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund's assets.
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses[2]	0.39%
Total operating expenses[3]	1.04%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.4 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
1 year	$106
3 years	$331
5 years	$574
10 years	$1,271
  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
  Other expenses have been restated to reflect an expected decrease in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
  As of December 1, 2004, the investment manager has elected to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance costs and 12b-1 fees) from exceeding 0.91% of average daily net assets until such time as the waiver is revoked. The fees and expenses in the table above do not reflect the investment manager's election to waive fees and pay expenses as described. The following table shows operating expenses that have been restated to reflect an expense decrease in the current fiscal year and reflects the manager's current fee waivers and payments:
Fund operating expenses including voluntary expense cap in effect until such waiver is revoked	Management fees	0.52%
	Distribution and service (12b-1) fees	None
	Other expenses	0.39%
	Total operating expenses	0.91%

  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

This Supplement is dated January 6, 2005.